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                                                                 EXHIBIT 10.4.28


                                    ADDENDUM

THIS ADDENDUM is executed with respect to the Promissory Note in the original principal amount of $ 1,000,000.00 dated September 25, 1998 [and maturing on August 31, 1999] (the "Note"), made by Neoprobe Corporation (referred to in this Addendum as "Borrower") payable to the order of Bank One, NA ("Lender"), and is hereby incorporated into and made a part of the Note. Terms used in this Addendum with their initial letters capitalized are used as defined in the Note, unless they are otherwise expressly defined herein.

1. The paragraph in the Note having the caption "VARIABLE INTEREST RATE" is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

     VARIABLE INTEREST RATE. Subject to designation of a different interest rate index by Borrower as provided below, the interest rate on this Note is subject to fluctuation based upon the Prime Rate of interest in effect from time to time (the "Index") (which rate may not be the lowest, best or most favorable rate of interest which Lender may charge on loans to its customers). "Prime Rate" shall mean the rate announced from time to time by Lender as its prime rate. Each change in the variable interest rate to be charged on this Note will become effective without notice on the same day as the Index changes. Except as otherwise provided herein, the unpaid principal balance of this Note will accrue interest at a rate per annum which will from time to time be equal to the sum of the Index, plus 0.00%.

     INTEREST RATE OPTIONS. The following interest rate options are available under this Note:

     (a) Default Option. The interest rate margin and index described in the "VARIABLE INTEREST RATE" paragraph above (the "Default Option").

     (b) ONE MONTH LONDON INTERBANK OFFERED RATE. A margin of 2.25 percentage points over the one month LONDON INTERBANK OFFERED RATE ("LIBOR"). For purposes of this Note, the one month LIBOR rate shall mean the one month offered rate for U.S. Dollar deposits of not less than $1,000,000.00 as of 11:00 A.M. City of London, England time two London Business Days prior to the first date of each one month Interest Period (as defined below) of this Note as shown on the display designated as "British Bankers Assoc. Interest Settlement Rates" on the Dow Jones Telerate Service ("Telerate"), Page 3750 (or such other page as may replace that page on that service for the purpose of displaying such rate). Provided, however, that if such LIBOR rate is not available on Telerate then such offered rate shall be otherwise independently determined by Lender from an alternate, substantially similar independent source or service available to Lender or shall be calculated by Lender by a substantially similar methodology as that theretofore used to determine such offered rate in Telerate.

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     (c) TWO MONTH LONDON INTERBANK OFFERED RATE. A margin of 2.25 percentage points over the two month LONDON INTERBANK OFFERED RATE ("LIBOR"). For purposes of this Note, the two month LIBOR rate shall mean the two month offered rate for U.S. Dollar deposits of not less than $1,000,000.00 as of 11:00 A.M. City of London, England time two London Business Days prior to the first date of each two month Interest Period (as defined below) of this Note as shown on the display designated as "British Bankers Assoc. Interest Settlement Rates" on the Dow Jones Telerate Service ("Telerate"), Page 3750 (or such other page as may replace that page on that service for the purpose of displaying such rate). Provided, however, that if such LIBOR rate is not available on Telerate then such offered rate shall be otherwise independently determined by Lender from an alternate, substantially similar independent source or service available to Lender or shall be calculated by Lender by a substantially similar methodology as that theretofore used to determine such offered rate in Telerate

     (d) THREE MONTH LONDON INTERBANK OFFERED RATE. A margin of 2.25 percentage points over the three month LONDON INTERBANK OFFERED RATE ("LIBOR"). For purposes of this Note, the three month LIBOR rate shall mean the three month offered rate for U.S. Dollar deposits of not less than $1,000,000.00 as of 11:00 A.M. City of London, England time two London Business Days prior to the first date of each three month Interest Period (as defined below) of this Note as shown on the display designated as "British Bankers Assoc. Interest Settlement Rates" on the Dow Jones Telerate Service ("Telerate"), Page 3750 (or such other page as may replace that page on that service for the purpose of displaying such rate). Provided, however, that if such LIBOR rate is not available on Telerate then such offered rate shall be otherwise independently determined by Lender from an alternate, substantially similar independent source or service available to Lender or shall be calculated by Lender by a substantially similar methodology as that theretofore used to determine such offered rate in Telerate.

     (e) SIX MONTH LONDON INTERBANK OFFERED RATE. A margin of 2.25 percentage points over the six month LONDON INTERBANK OFFERED RATE ("LIBOR"). For purposes of this Note, the six month LIBOR rate shall mean the six month offered rate for U.S. Dollar deposits of not less than $1,000,000.00 as of 11:00 A.M. City of London, England time two London Business Days prior to the first date of each six month Interest Period (as defined below) of this Note as shown on the display designated as "British Bankers Assoc. Interest Settlement Rates" on the Dow Jones Telerate Service ("Telerate"), Page 3750 (or such other page as may replace that page on that service for the purpose of displaying such rate). Provided, however, that if such LIBOR rate is not available on Telerate then such offered rate shall be otherwise independently determined by Lender from an alternate, substantially similar independent source or service available to Lender or shall be calculated by Lender by a substantially similar methodology as that theretofore used to determine such offered rate in Telerate.

     If used in this Note, "London Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions are generally authorized or obligated by law or executive order to close in the City of London, England.

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     When the interest rate is based on a LIBOR rate, a Treasury Securities Rate or a Fixed Rate (an "Option Rate"), the rate shall be in effect for a period of the number of months as indicated in the rate option description (the "Interest Period"), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current Interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the "Highest Lawful Rate") shall be made on the effective day of any change in the Highest Lawful Rate.

     Provided Borrower is not in default under this Note, Borrower may designate in advance which of the above interest rate indexes shall be applicable to any loan advance under this Note. In the absence of any such designation the interest rate option shall be the Default Option. Thereafter unpaid principal balances under this Note may be converted (at the end of an Interest Period if the index used to determine the interest rate therefore is an Option Rate) to another of the above interest rate options, or continued for an additional interest period, when applicable, as designated by Borrower in advance; and in the absence of sufficient advance designation as determined by the Lender as to conversion to or continuation of an Option Rate index, the rate shall be converted to the Default Option. Notwithstanding the foregoing, an Option Rate index may not be elected for a loan or advance under this Note, nor any conversion to or continuation of an Option Rate index be elected, if the Interest Period thereof would extend beyond the maturity of this Note.

     Each loan or advance under this Note at conversion into or continuation of an Option Rate shall be in a minimum amount of $250,000.00. Unless otherwise provided herein, accrued interest on amounts for which the interest rate is based on a LIBOR rate or a Treasury Securities Rate shall be due and payable at the end of the respective Interest Period therefor.

     Borrower shall pay to Lender from time to time such amounts as Lender may determine to be necessary to compensate Lender for any costs incurred by Lender which Lender determines are attributable to its making or maintaining any LIBOR rates hereunder or its obligation to make any such LIBOR rates hereunder, or any reduction in ant amount receivable by Lender under this Note in respect of any such rates or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any change after the date of this Note in U.S. federal, state, municipal, or foreign laws or regulations (including Regulation D), or the adoption or making after such date of ant interpretations, directives, or requirements applying to a class of banks including Lender of or under any U.S. federal, state, municipal, or any foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof ("Regulatory Change"), which: (1) changes the basis of taxation of any amounts payable to Lender under this Note in respect of any such LIBOR rates (other than taxes imposed on the overall net income of the Lender); or (2) imopses or modifies any reserve, special deposit, compulsory loan, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of. Lender (including any of such

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     LIBOR rates or any deposits referred to in the definition of any LIBOR rate); or (3) imposes any other condition affecting this Note (or any of such extensions of credit or liabilities). Lender will notify the Borrower of any event occurring after the date of this Note which will entitle Lender to compensation pursuant to this paragraph as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Determinations by Lender for purposes of this paragraph of the effect of any Regulatory change in its costs of making or maintaining LIBOR rates or on amounts receivable by it in respect of LIBOR rates, and of the additional amounts required to compensate Lender in respect of any Additional Costs, shall be presumes prima facie correct.

     In respect of any LIBOR Loans, in the event that Lender shall have determined that dollar deposits of the relevant amount for the relevant Interest Period for such LIBOR Loans are not available or that, by reason of circumstances affecting such market, adequate and reasonable means do not exist for ascertaining the LIBOR rate applicable to such Interest Period, as the case may be, Lender shall promptly give notice of such determination to the Borrower and (i) any notice of new LIBOR Loans (or conversion of existing loans to LIBOR Loans) previously given by the Borrower and not yet borrowed (or converted, as the case may be) shall be deemed a notice to make loans bearing interest at the Default Option, and
     (ii) the Borrower shall be obligated either to prepay or to convert any outstanding LIBOR Loans on the last day of the then current Interest Period or Periods with respect thereto, as Borrower shall elect.

     Without prejudice to any other provisions of this Note, the Borrower agrees to indemnify Lender against any loss or expense which Lender may sustain or incur as a consequence of any default by the Borrower in payment when due of any amount due hereunder in respect of any LIBOR Loan, including, but not limited to, any loss of profit, premium or penalty incurred by Lender in respect of funds borrowed by it for the purpose of making or maintaining such LIBOR Loan, as determined by Lender in the exercise of its sole but reasonable discretion. A certificate as to any such loss or expense shall be promptly submitted by Lender to the Borrower and shall, in the absence of manifest error, be conclusive and binding as to the amount thereof.

     If at any time any new law, treaty or regulation enacted after the date hereof, or any change after the date hereof in any existing law, treaty or regulation, or any interpretation thereof after the date hereof by any governmental or other regulatory authority charged with the administration thereof, shall make it unlawful for Lender to fund any LIBOR Loans which it is committed to make hereunder with moneys obtained in the Eurodollar market, the commitment of Lender to fund LIBOR Loans shall, upon the happening of such event forthwith be suspended for the duration of such illegality, and Lender shall by written notice to the Borrower declare that the commitment with respect to such loans has been so suspended and, if and when such illegality ceases to exist, such suspension shall cease and Lender shall similarly notify the Borrower. If any such change shall make it unlawful for Lender to continue in effect the funding in the applicable Eurodollar market of any LIBOR Loan previously made by it hereunder, Lender shall, upon the happening of such event, notify the Borrower in writing stating the reasons therefor, and the Borrower shall, on the earlier of (i) the last day of the then current Interest Period or (ii) if required by such law, regulation or

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     interpretation, on such date as shall be specified in such notice, either convert all LIBOR Loans to loans bearing interest at the Default Option or prepay all LIBOR Loans to Lender in full, as Borrower shall elect.

     Lender may, but shall not be required to, make LIBOR Loans hereunder with funds obtained outside the United States.

2. The paragraph of the Note having the caption "PREPAYMENT" is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

     PREPAYMENT. Borrower may prepay all or any portion of the principal balance outstanding on this Note which is accruing at the Default Option at any time without payment of premium or penalty. Borrower may not prepay all or any portion of the principal balance outstanding on this Note which is accruing interest based on a LIBOR rate without obtaining Lender's prior written consent, which Lender can grant or refuse to grant in its sole discretion. All permitted prepayments shall be applied to the indebtedness owing hereunder in such order and manner as Lender may from time to time determine.

3. The paragraph of the Note having the caption "LENDER'S RIGHTS" is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

     LENDER'S RIGHTS. Upon default, Lender may, at its option, without further notice or demand (i) declare the entire unpaid principal balance on this Note, all accrued unpaid interest and all other coats and expenses for which Borrower is responsible under this Note and any other Related Document immediately due, (ii) refuse to advance any additional amounts under this Note, (iii) foreclose all liens securing payment hereof, (iv) pursue any other rights, remedies and recourses available to Lender, including without limitation, any such rights, remedies or recourses under the Related Documents, at law or in equity, or (v) pursue any combination of the foregoing. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted by applicable law, do one or both of the following: (a) accrue interest on this Note at the Default Option and increase the variable interest rate on this Note to 3.00 percentage points over the Default Option, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law. This Note has been delivered to Lender and is performable in Ohio. Courts within the State of Ohio have jurisdiction over any dispute arising under or pertaining to this Note and venue for such dispute shall be in Franklin County, Ohio. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO AND APPLICABLE FEDERAL LAWS.

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4.   Except as expressly modified by this Addendum, all of the terms and conditions of the Note continue unchanged and in full force and effect.

5. The paragraph of the Note having the caption "CONFESSION OF JUDGMENT" is hereby ratified and confirmed.

Dated with effect as of the date of the Note.

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WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT
TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
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Neoprobe Corporation

By:   /s/ Brent L. Larson
     -----------------------------
Its:  Vice President, Finance